LORD ABBETT SERIES FUND, INC.

International Core Equity Portfolio

Supplement dated September 22, 2017 to the Summary Prospectus dated May 1, 2017, as supplemented thereafter

This supplement updates certain information contained in International Core Equity Portfolio’s (the “Fund”) summary prospectus. Please review this important information carefully.

On September 19, 2017, the Board of Directors of Lord Abbett Series Fund, Inc. approved, effective on or about October 31, 2017, the following changes to the Fund’s name, benchmark index, and principal investment strategies:

Name Change

The Fund will be re-named “International Equity Portfolio,” and all references to “International Core Equity Portfolio” in the summary prospectus will be replaced with “International Equity Portfolio.”

Benchmark Index Change

The Fund’s benchmark index will change from the MSCI EAFE® Index to the MSCI ACWI ex USA® Index. The MSCI ACWI ex USA® Index is an independently maintained and widely published index comprised of global developed and emerging markets (excluding the United States).

Principal Investment Strategy Changes

The third sentence of the first paragraph under the section titled “Principal Investment Strategies” will be replaced in its entirety with the following:

For purposes of the Fund’s investment policies, a large company is defined as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in each country represented in the MSCI ACWI ex USA® Index.

The fourth sentence of the second bullet of the second paragraph under the section titled “Principal Investment Strategies” is replaced in its entirety with the following:

The Fund may invest without limit in securities of foreign companies that are traded primarily on securities markets or exchanges located in emerging market countries.

Please retain this document for your future reference.